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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549




                                 --------------------
                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                            Date of Report:  July 22, 1998


                                MICRO WAREHOUSE, INC.

                                535 Connecticut Avenue
                              Norwalk, Connecticut 06854
                                    (203) 899-4000



      Delaware                            0-20730                  06-1192793
------------------------           ---------------------           -----------
(State of Incorporation)           (Commission File No.)          (IRS Id. No.)







                                              Exhibit Index Appears on Page 4

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Item 5.   Other Events.
          -------------

     This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the information set forth in a press release issued by MWHS on July 22, 1998, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          -------------------------

     (a)  Financial Statement of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Press Release dated July 22, 1998.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                MICRO WAREHOUSE, INC.
                                   (Registrant)



Date:  July 22, 1998             By: /s/ Bruce L. Lev
                                    ---------------------
                                    Bruce L. Lev, Esq.
                                    Executive Vice President and
                                    General Counsel




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                                    EXHIBIT INDEX
                                    -------------


Exhibit
Number                             Description
-------                            -----------

99.1                           Press Release dated July 22, 1998.